Exhibit 23.1


               CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


 As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K/A into the Company's previously filed Registration Statements No. 33-4922, No. 333-02845, 333-42445, and No. 333-
 42447.



 ARTHUR ANDERSEN LLP



 Milwaukee, Wisconsin
 June 12, 2002
                                  -67-